EXHIBIT 10.10

WAIVER AND AMENDMENT NO. 4 TO CREDIT AGREEMENT

This WAIVER AND AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”) dated as of April 14, 2014 (the “Amendment No. 4 Effective Date”), among USMD HOLDINGS, INC., a Delaware corporation “Holdings”), UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C., Texas limited liability partnership, USMD INC., a Texas corporation, IMPEL MANAGEMENT SERVICES, L.L.C., a Texas limited liability company, IMPEL CONSULTING EXPERTS, L.L.C., a Texas limited liability company, MAT-RX DEVELOPMENT, L.L.C., a Texas limited liability company, USMD OF ARLINGTON GP, L.L.C., a Texas limited liability company, US LITHOTRIPSY, L.P., a Texas limited partnership, USMD CANCER TREATMENT CENTERS, L.L.C., a Texas limited liability company, USMD CANCER TREATMENT CENTERS GP, L.L.C., Texas limited liability company, USMD PPM, LLC, a Texas limited liability company, USMD DIAGNOSTIC SERVICES, LLC, a Texas limited liability company, MAT-RX FORT WORTH GP, L.L.C., a Texas limited liability company, USMD ADMINISTRATIVE SERVICES, L.L.C., Texas limited liability company, USGP, LLC., a Texas limited liability company, LITHO GP, LLC., a Texas limited liability company, METRO I STONE MANAGEMENT, LTD., a Texas limited partnership, USMD AFFILIATED SERVICES, a Texas not for profit corporation, MEDICAL CLINIC OF NORTH TEXAS PLLC, a Texas professional association, and USMD CTC (MO), LLC, a Missouri limited liability company (individually a “Borrower” and collectively, the “Borrowers”), the undersigned Lenders (as defined below), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the lenders party thereto (the “Lenders”), and the Administrative Agent have entered into a Credit Agreement dated as of August 31, 2012, as amended by that certain Amendment No. 1 to Credit Agreement dated as of February 28, 2013, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of September 13, 2013, as further amended by that certain Amendment No. 3 to Credit Agreement dated as of February 25, 2014 (the “Credit Agreement”).

(2) The Borrowers have requested that the Administrative Agent and the Lenders waive the Events of Default listed on Schedule 1 hereto (the “Specified Events of Default”).

(3) The Borrowers have also requested that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2. Waiver of Specified Events of Default. Each Borrower acknowledges, confirms and agrees that the Specified Events of Default constitute Events of Default under the Credit Agreement. The Administrative Agent and the Lenders, on a one-time basis only and upon the satisfaction of the conditions precedent listed in Section 4 hereof, hereby agree to waive the Specified Events of Default. Notwithstanding the foregoing, the execution and delivery of this Amendment shall not be deemed to (a) except with respect to the Specified Events of Default, be a waiver of, or consent by the Administrative Agent or any Lender to, any Default or Event of Default that may exist or hereafter occur under any of the Loan Documents, (b) except with respect to the Specified Events of Default, be a waiver of any Borrower’s obligations under the Loan Documents, (c) except with respect to the Specified Events of Default, be a waiver of any rights, remedies, offsets, claims, or other causes of action that the Administrative Agent or any Lender may have against any Borrower under the Loan Documents, or (d) create a course of dealing or to otherwise obligate in any respect the Administrative Agent or any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future. Each Borrower hereby acknowledges and agrees that the Administrative Agent and Lenders require and will require strict performance by the Borrowers of all of their respective obligations, agreements and covenants contained in the Credit Agreement and the other Loan Documents.

SECTION 3. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 4 Effective Date, hereby amended as follows:

(a) The following definitions of “Amendment No. 4”, “Physician Compensation Plan” and “Quality Payments” are hereby added to Section 1.01 of the Credit Agreement in its correct alphabetical location:

“Amendment No. 4” means the Waiver and Amendment No. 4 to Credit Agreement, dated as of April 14, 2014, among the Borrowers, the Lenders party thereto, and the Administrative Agent.

“Compensation Plan” means any compensation plan or compensation agreement for any physician employed by Medical Clinic of North Texas PLLC and/or USMD Affiliated Services, including any amendments to each such plan or agreement, to which Holdings has provided financial support as set forth in the CNHO Support Agreement dated as of September 1, 2012 between Holdings and USMD Affiliated Services. Such plans and agreements specifically include, without limitation, (a) the Amended UANT Compensation Plan dated effective April 9, 2014, and (b) The Medical Clinic of North Texas, PLLC Compensation Plan Revised and Effective April 9, 2014.

“Quality Payments” means the collective reference to Annual Quality Payments and Quarterly Quality Payments (as such terms are defined in the Compensation Plans on the date hereof).

(b) The definitions of “EBITDA”, “Fixed Charges”, “Maturity Date”, and “Revolving Commitment” contained in Section 1.01 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

“EBITDA” means, for any period, Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Net Income for such period, the sum of (a) tax expense, (b) Interest Expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill), (e) any extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business), (f) any other non-cash charges, and (g) Quality Payments that have accrued beginning on April 1, 2014, and have been deferred and not paid in cash (and are not included in clause (f) of this definition), minus, to the extent included in the statement of such Net Income for such period, the sum of (a) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (b) any other non-cash income, all as determined on a consolidated basis.

“Fixed Charges” means for any period, the sum (without duplication) of (a) Interest Expense for such period, (b) scheduled payments during such period on account of principal of Indebtedness (other than Subordinated Debt) of the Borrowers or any of them (including scheduled principal payments in respect of the Term Loans, but excluding (i) any scheduled payment of principal in respect of Indebtedness of any CTC Entities, Hospital Entities, or Lithotripsy Entities, unless such payment is made by a Borrower, and (ii) the payment or prepayment of the Tranche C Term Loans required by Section 5 of the Amendment No. 4), and (c) scheduled payments during such period on account of principal of Subordinated Debt that are paid in cash.

“Maturity Date” means (a) with respect to the Revolving Facility, the Revolving Termination Date, (b) with respect to the Tranche A Term Facility, August 31, 2017, (c) with respect to the Tranche B Term Facility, August 31, 2014, and (d) with respect to the Tranche C Term Facility, April 21, 2014; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Revolving Commitment” means, as to any Lender, the obligation of such Lender, if any, to make Revolving Loans in an aggregate principal amount not to exceed the amount set forth under the heading “Revolving Commitment” opposite such Lender’s name on Schedule 1.01A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The amount of the Total Revolving Commitments is $3,000,000.

(c) Paragraphs (a) and (b) in Section 5.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“(a) as soon as available, but in any event within one hundred twenty (120) days after the end of each Fiscal Year of Holdings, a copy of the audited consolidated balance sheet of Holdings as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by Grant Thornton LLP or other independent certified public accountants of nationally recognized standing; and

(b) (i) as soon as available, but in any event not later than forty-five (45) days after the end of the first three (3) Fiscal Quarters of each Fiscal Year of Holdings, the unaudited consolidated balance sheet of Holdings as at the end of such Fiscal Quarter and the related unaudited consolidated statements of income and of cash flows for such Fiscal Quarter and the portion of the Fiscal Year through the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter of the previous Fiscal Year, certified by a Responsible Officer of the Borrower Representative as being fairly stated in all material respects (subject to normal year end audit adjustments and the absence of footnotes); and

(ii) as soon as available, but in any event not later than thirty (30) days after the end of each calendar month (commencing with the calendar month ending on March 31, 2014), the unaudited consolidated balance sheet of the Borrowers as at the end of such calendar month and the related unaudited consolidated statements of income and of cash flows for such calendar month and the portion of the Fiscal Year through the end of such calendar month, setting forth in each case in comparative form the figures for the corresponding calendar month of the previous Fiscal Year, certified by a Responsible Officer of the Borrower Representative as being fairly stated in all material respects (subject to normal year end audit adjustments and the absence of footnotes).”

(d) Paragraph (b) in Section 5.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) concurrently with the delivery of any financial statements pursuant to Section 5.01(a), Section 5.01(b)(i) or Section 5.01(b)(ii), (i) a Compliance Certificate executed by a Responsible Officer of the Borrower Representative (x) stating that each Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that no Default or Event of Default exists except as specified in such certificate and (y) containing all information and calculations necessary for determining compliance by each Borrower with the provisions of this Agreement referred to therein as of the last day of the Fiscal Quarter or Fiscal Year of the Borrowers, or the last day of the relevant calendar month, as the case may be, and (ii) to the extent not previously disclosed to the Administrative Agent in writing, (1) a description of any change in the jurisdiction of organization or name of any Borrower, (2) a list of all Intellectual Property and real property (including any material leasehold interests) acquired by any Borrower, and (3) a description of any Person that has become a Wholly Owned Subsidiary of Holdings, in each case since the date of the most recent Compliance Certificate delivered pursuant to this paragraph (b) (or, in the case of the first such Compliance Certificate so delivered, since the Closing Date);”

(e) Paragraph (c) in Section 6.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, (i) after September 30, 2014, U.S. Lithotripsy, L.P. may make scheduled payments of principal and interest on the Subordinated Debt to Dr. House and Dr. Thompson (and their permitted successors and assigns) to the extent expressly permitted by the Subordination Agreement, provided that no missed payments of Subordinated Debt shall be paid and no payments of Subordinated Debt shall be paid in kind, and (ii) Holdings may make (x) scheduled payments of principal and interest on the Convertible Notes in accordance with the terms thereof, and (y) interest payable upon the conversion of all or any part of the principal of any Convertible Note into common stock of Holdings in accordance with the terms thereof, in each case under clauses (x) and (y) above to the extent expressly permitted by the Convertible Note Subordination Agreements.”

(f) Paragraph (a) of Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as at the last day of any period of four consecutive Fiscal Quarters of the Borrowers ending during any test period set forth below to be less than the ratio set forth below opposite such test period:

Test Period	Fixed Charge Coverage Ratio
From and including December 31, 2012 through and including September 30, 2013	1.50 to 1.00
From and including October 1, 2013, through and including December 31, 2013	1.00 to 1.00
From and including January 1, 2014, through and including March 31, 2014	.35 to 1.00
From and including April 1, 2014 and Thereafter”	1.25 to 1.00

(g) Paragraph (d) of Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d) Senior Leverage Ratio. Permit the Senior Leverage Ratio as at the last day of any period of four consecutive Fiscal Quarters of the Borrowers ending during any test period set forth below to exceed the ratio set forth below opposite such test period:

Test Period	Senior Leverage Ratio
The period of Four Fiscal Quarters ending on December 31, 2013	1.50 to 1.00
From and including January 1, 2014, through and including March 31, 2014	3.10 to 1.00
From and including April 1, 2014, through and including June 30, 2014	1.25 to 1.00
From and including July 1, 2014 and Thereafter”	1.00 to 1.00

(h) The following paragraph (e) is hereby added to Section 6.01 of the Credit Agreement:

“(e) Minimum EBITDA. Commencing with the calendar month ending on April 30, 2014, permit EBITDA during any calendar month to be less than $800,000.”

(i) Paragraph (c) of Section 6.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Guarantee Obligations incurred by the Borrowers (i) in respect of any Indebtedness of any of the Borrowers otherwise permitted by this Section 6.02, and (ii) with respect to all of the Lithotripsy Entities, the Hospital Entities and the CTC Entities in an aggregate amount, for all such entities, not to exceed at any time outstanding, an amount equal to the sum of $7,022,918 plus $500,000;”

(j) The following Section 6.18 is hereby added to the Credit Agreement:

“Section 6.18. Amendments to Compensation Plans; Quality Payments. Amend any of the Compensation Plans in any manner materially adverse to the interests of the Administrative Agent and the Lenders, or make or pay any Quality Payments in cash without the prior written consent of the Administrative Agent.”

(k) Schedule 1.01A of the Credit Agreement is hereby amended and restated in its entirety in the form of Annex A hereto.

(l) Exhibit B of the Credit Agreement is hereby amended and restated in its entirety in the form of Annex B hereto.

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective when, and only when, on or before April 14, 2014, the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by all of the Borrowers and the Required Lenders, and Sections 2 and 3 of this Amendment shall become effective as of the Amendment No. 4 Effective Date when, and only when, on or before April 14, 2014, all of the following conditions precedent have been satisfied:

(a) Compliance Certificate. The Administrative Agent shall have received a corrected Compliance Certificate properly prepared and completed in accordance with Section 5.02(b) of the Credit Agreement, for the Fiscal Quarter ended September 30, 2013, duly executed and delivered by a Responsible Officer of the Borrower Representative.

(b) Fees and Expenses. The Administrative Agent shall have received evidence that the Borrowers shall have paid to the Administrative Agent all out-of-pocket fees and expenses of the Administrative Agent incurred in connection with this Amendment and the transactions contemplated hereby (including, to the extent invoiced, the out-of-pocket fees, disbursements and charges of counsel to the Administrative Agent).

(c) Amendment Fee. The Borrowers shall have paid to the Administrative Agent, for the ratable benefit of the Lenders that deliver an executed signature page to this Amendment to the Administrative Agent (or its counsel) on or prior to 3:00 p.m. (Dallas, Texas time) on the date hereof, an amendment fee in the aggregate amount of $50,000. Once paid, such fee shall be nonrefundable.

(d) Projections. The Administrative Agent and the Required Lenders shall have received satisfactory projections, prepared by management of the Borrower Representative in good faith on the basis of the assumptions stated therein, of consolidated balance sheets and statements of income or operations and cash flows of the Borrowers on a quarterly basis for each Fiscal Quarter from and including the Fiscal Quarter ending on March 31, 2014, through and including the Fiscal Quarter ending on December 31, 2014, and on an annual basis for each Fiscal Year for the term of the Credit Agreement (the “Projections”), together with related supporting information and documentation evidencing that such Projections are reasonable and demonstrating compliance with the financial covenants set forth in 6.01 of the Credit Agreement, as amended hereby (other than Section 6.01(e) of the Credit Agreement) through and including December 31, 2017, certified by the Borrower Representative.

(e) Compensation Plans. The Administrative Agent shall have received true, correct and complete copies of the Compensation Plans (as defined in the Credit Agreement, after giving effect to this Amendment), certified by the Borrower Representative.

(f) Letter Agreement. The Administrative Agent shall have received a letter agreement duly executed and delivered by the Borrower Representative, on behalf of the Borrowers, addressing certain collateral and other matters, which letter agreement must be satisfactory in form and substance to the Administrative Agent.

(g) Additional Documents. The Administrative Agent shall have received such other certificates, documents and agreements as the Administrative Agent may reasonably request.

SECTION 5. Payment of Tranche C Term Loans. At any time on or before April 21, 2014, the Administrative Agent may, without further consent of the Borrowers, apply all funds on deposit in the Collateral Account as follows: first, to the outstanding principal of the Tranche C Term Loans, and second, to accrued and unpaid interest on the Tranche C Term Loans. The Administrative Agent shall promptly notify the Borrower Representative of such application, and the Borrowers shall pay in full all accrued and unpaid interest on the Tranche C Term Loans on the date of the Borrower Representative’s receipt of such notice.

SECTION 6. 2013 Audited Financial Statements; Compliance Certificate. On the same day that Holdings files its annual report for its 2013 Fiscal Year on Form 10-K with the SEC, but after the effectiveness of this Amendment, the Borrowers shall deliver to the Administrative Agent the unqualified audited, consolidated financial statements of Holdings for the Fiscal Year ended on December 31, 2013, that are required to be delivered pursuant to Section 5.01(a) of the Credit Agreement, together with a Compliance Certificate relating thereto duly executed and delivered by a Responsible Officer of the Borrower Representative.

SECTION 7. Consultant. If a Default shall occur and be continuing at any time after the Amendment No. 4 Effective Date, the Administrative Agent (or its counsel) may, at the Borrowers’ sole cost and expense, retain a financial consultant (the “Consultant”) satisfactory to the Administrative Agent to advise the Administrative Agent (and its counsel and other advisors) and the Lenders with respect to Borrowers’ businesses, financial performance, projections, and such other aspects of the Borrowers’ business as may be requested by the Administrative Agent. The Administrative Agent shall have the right to maintain the confidentiality of, and not disclose to the Borrowers, any conclusions reached or reports, analyses, documents or other materials or information prepared by the Consultant. The Borrowers agree to cooperate with the Consultant and to provide the Consultant with access to the Borrowers’ books and records, accountants, and management. The Borrowers shall pay from time to time on demand by the Administrative Agent all fees, costs, expenses and disbursements of the Consultant. Any failure by the Borrowers to comply with this Section 7 shall constitute an Event of Default.

SECTION 8. Access and Cooperation. The Borrowers agree that the Administrative Agent may, at any time and from time to time after the Amendment No.4 Effective Date (and, in any event, not less frequently than once per month following the Amendment No. 4 Effective Date), communicate directly with Holding’s management and members of its board of directors by telephone, email, in writing or by in-person meeting (at times and locations to be mutually agreed between such management and members of the board of directors, on the one hand, and the Administrative Agent, on the other hand), in each case at the election of the Administrative Agent. Any failure by the Borrowers to comply with this Section 8 shall constitute an Event of Default.

SECTION 9. Representations and Warranties of the Borrowers. To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Administrative Agent and all of the Lenders as of the date hereof that:

(a) Existence; etc. Each Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the preamble of this Amendment.

(b) No Legal Bar. Each Borrower has the power, authority, and legal right to execute, deliver and perform its obligations under this Amendment and each other document or instrument required to be executed and delivered by it hereunder. The execution, delivery and performance by each Borrower of this Amendment and each other document or instrument required to be executed and delivered by any Borrower hereunder have been duly authorized by all necessary organizational action and do not and will not (i) contravene or violate any of the Organizational Documents of any Borrower, (ii) violate any Requirement of Law, (iii) violate any Contractual Obligation binding on or affecting any Borrower or any of its assets, (iv) violate any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Borrower or its property is subject or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, Lien, security interest or other charge, encumbrance or preferential arrangement of any nature (other than pursuant to the Security Documents) upon or with respect to any of the properties now owned or hereafter acquired by any of the Borrowers.

(c) Approvals. No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance of this Amendment by any of the Borrowers.

(d) Enforceable Obligations. This Amendment has been duly executed and delivered by each Borrower. This Amendment constitutes a legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

(e) Security Documents. The Security Documents constitute valid and perfected security interests and liens in and to the Collateral covered thereby with the priority required thereunder and secure the payment and performance of the Secured Obligations, and all action required to perfect fully such security interests and liens has been taken and completed, and the execution, delivery and performance of this Amendment do not adversely affect any such security interests and liens or the perfection or priority thereof.

(f) No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(g) Representations and Warranties. After giving effect to this Amendment, the representations and warranties made by each of the Borrowers in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties relate, by their terms, to a specific earlier date, in which case they shall be true and correct on and as of such earlier date).

SECTION 10. RELEASE; COVENANT NOT TO SUE; ACKNOWLEDGMENT. (a) EACH BORROWER (COLLECTIVELY, THE “RELEASING PARTIES”) HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER, AND ANY AND ALL RELATED PARTIES OF ANY OF THE FOREGOING (EACH A “RELEASED PARTY”), FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH OR AS A RESULT OF ANY OF THE OBLIGATIONS, THE CREDIT AGREEMENT, THIS AMENDMENT, OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH EACH RELEASING PARTY HAS HAD, NOW HAS OR HAS MADE CLAIM TO HAVE AGAINST ANY SUCH PERSON FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN. IT IS THE INTENTION OF EACH RELEASING PARTY IN PROVIDING THIS RELEASE THAT THE SAME SHALL BE EFFECTIVE AS A BAR TO EACH AND EVERY CLAIM, DEMAND AND CAUSE OF ACTION SPECIFIED. EACH RELEASING PARTY ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION AND AGREE THAT THIS INSTRUMENT SHALL BE AND REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS. EACH RELEASING PARTY UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE RELEASE SET FORTH ABOVE MAY BE PLEADED AS A FULL AND COMPLETE DEFENSE AND MAY BE USED AS A BASIS FOR AN INJUNCTION AGAINST ANY ACTION, SUIT OR OTHER PROCEEDING WHICH MAY BE INSTITUTED, PROSECUTED OR ATTEMPTED IN BREACH OF THE PROVISIONS OF SUCH RELEASE.

(b) EACH RELEASING PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, AND OTHER LEGAL REPRESENTATIVES, HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY, COVENANTS AND AGREES WITH AND IN FAVOR OF EACH RELEASED PARTY THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASED PARTY ON THE BASIS OF ANY CLAIM RELEASED, REMISED AND DISCHARGED BY SUCH RELEASING PARTY PURSUANT TO THE ABOVE RELEASE. IF ANY RELEASING PARTY OR ANY OF ITS SUCCESSORS, ASSIGNS OR OTHER LEGAL REPRESENTATIONS VIOLATES THE FOREGOING COVENANT, SUCH RELEASING PARTY, FOR ITSELF AND ITS SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, AGREES TO PAY, IN ADDITION TO SUCH OTHER DAMAGES AS ANY RELEASED PARTY MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND COSTS INCURRED BY SUCH RELEASED PARTY AS A RESULT OF SUCH VIOLATION.

(c) EACH RELEASING PARTY HEREBY ACKNOWLEDGES ITS STATUS AS A BORROWER AND AFFIRMS ITS OBLIGATIONS UNDER THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND EACH RELEASING PARTY REPRESENTS AND WARRANTS THAT THERE ARE NO LIABILITIES, CLAIMS, SUITS, DEBTS, LIENS, LOSSES, CAUSES OF ACTION, DEMANDS, RIGHTS, DAMAGES OR COSTS, OR EXPENSES OF ANY KIND, CHARACTER OR NATURE WHATSOEVER, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, WHICH SUCH RELEASING PARTY MAY HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PARTY ARISING UNDER, IN CONNECTION WITH, AND/OR WITH RESPECT TO THE OBLIGATIONS, THE CREDIT AGREEMENT, THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND EACH RELEASING PARTY FURTHER ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT DOES NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST ANY OF THE RELEASED PARTIES, EACH OF WHICH SUCH RELEASING PARTY HEREBY EXPRESSLY WAIVES.

SECTION 11. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended or modified above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed by each Borrower.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) This Amendment is a Loan Document in all respects and for all purposes.

SECTION 12. Further Assurances. Each Borrower agrees that it shall, at such Borrower’s expense and upon the request of the Administrative Agent, duly execute and deliver, or cause to be duly executed and delivered, to the Administrative Agent such further documents and do and cause to be done such further acts as may be necessary or proper in the opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Amendment and each of the other Loan Documents.

SECTION 13. Costs and Expenses. The Borrowers jointly and severally agree to pay or reimburse the Administrative Agent on demand for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

SECTION 14. Binding Agreement; Authorization. This Amendment shall be binding on the parties hereto and their respective successors and assigns; provided, however, that none of the Borrowers may assign or delegate any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender. Each of the Borrowers authorizes the Borrower Representative to enter into the letter agreement referred to in Section 4(f) of this Amendment, and such letter agreement shall be binding on all of the Borrowers.

SECTION 15. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 16. Acknowledgment. Each Borrower hereby acknowledges that it has been advised by counsel in the negotiation, preparation, execution and delivery of this Amendment.

SECTION 17. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

SECTION 18. Time of the Essence. Time is of the essence of this Amendment and the other Loan Documents.

SECTION 19. Survival. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders or any closing will affect such representations and warranties or the right of the Administrative Agent or the Lenders to rely upon them.

SECTION 20. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

SECTION 21. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first above written.

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ J. Michael Wilson
Name:	J. Michael Wilson
Title:	Senior Vice President

Signature Page

Waiver and Amendment No. 4 to Credit Agreement

LENDERS:

JPMORGAN CHASE BANK, N.A.,

By:	/s/ J. Michael Wilson
Name:	J. Michael Wilson
Title:	Senior Vice President

Signature Page

Waiver and Amendment No. 4 to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Michael Barber
Name:	Michael Barber
Title:	Senior Vice President

Signature Page

Waiver and Amendment No. 4 to Credit Agreement

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Leslie J. Tiezen
Name:	Leslie J. Tiezen
Title:	Senior Vice President

Signature Page

Waiver and Amendment No. 4 to Credit Agreement

SOUTHWEST BANK,
a Texas State Bank

By:	/s/ Josh Burleson
Name:	Josh Burleson
Title:	Vice President

Signature Page

Waiver and Amendment No. 4 to Credit Agreement

BORROWERS:

USMD HOLDINGS, INC.

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

IMPEL MANAGEMENT SERVICES, L.L.C.

By:	USMD Holdings, Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

IMPEL CONSULTING EXPERTS, L.L.C.

By:	Impel Management Services, L.L.C., its sole member

By:	USMD Holdings, Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

Signature Page

Waiver and Amendment No. 4 to Credit Agreement

USMD INC.

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

MAT-RX DEVELOPMENT, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

MAT-RX FORT WORTH GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

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Waiver and Amendment No. 4 to Credit Agreement

USMD OF ARLINGTON GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

USGP, LLC.

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

US LITHOTRIPSY, L.P.

By:	USGP, LLC., its general partner

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

Signature Page

Waiver and Amendment No. 4 to Credit Agreement

LITHO GP, LLC.

By:	US Lithotripsy, L.P., its sole member

By:	USGP, LLC., its general partner

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

METRO I STONE MANAGEMENT, LTD.

By:	Litho GP, LLC., its general partner

By:	US Lithotripsy, L.P., its sole member

By:	USGP, LLC., its general partner

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

USMD ADMINISTRATIVE SERVICES, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

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Waiver and Amendment No. 4 to Credit Agreement

USMD DIAGNOSTIC SERVICES, LLC

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

USMD PPM, LLC

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

USMD CANCER TREATMENT CENTERS, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

Signature Page

Waiver and Amendment No. 4 to Credit Agreement

USMD CANCER TREATMENT CENTERS GP, L.L.C.

By:	USMD Cancer Treatment Centers, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

USMD AFFILIATED SERVICES

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

MEDICAL CLINIC OF NORTH TEXAS PLLC

By:	USMD Affiliated Services, its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

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Waiver and Amendment No. 4 to Credit Agreement

UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C.

By:	USMD Affiliated Services, its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

USMD CTC (MO), LLC, a Missouri limited liability company

By:	USMD Cancer Treatment Centers, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

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Waiver and Amendment No. 4 to Credit Agreement

SCHEDULE 1

SPECIFIED EVENTS OF DEFAULT

1. Failure by the Borrowers to comply with Section 6.01(a) of the Credit Agreement (Fixed Charge Coverage Ratio) for the period ending on September 30, 2013. The waiver of the Specified Event of Default contained in this paragraph 1 shall be effective as of September 30, 2013.

2. Failure by the Borrowers to comply with Section 6.01(d) of the Credit Agreement (Senior Leverage Ratio) for the period ending on December 31, 2013.

3. Failure by the Borrowers to comply with Section 6.06(c) of the Credit Agreement (Restricted Payments) and the Subordination Agreement by making payments of principal and interest on the Subordinated Debt during each of the calendar months from and including September, 2013, through and including March, 2014.

4. Failure by the Borrowers to comply with Section 6.06(c) of the Credit Agreement (Restricted Payments), and failure by Holdings to comply with the Convertible Note Subordination Agreements, by making payments of interest on the Convertible Notes during each of the calendar months from and including September, 2013, through and including March, 2014.

5. Delivery by the Borrower Representative of a Compliance Certificate to the Administrative Agent and the Lenders pursuant to Section 5.02(b) of the Credit Agreement for the fiscal period ended on September 30, 2013, that was materially inaccurate.

6. Failure by the Borrowers to promptly notify the Administrative Agent and each Lender of the Events of Default listed in paragraphs 1 through 5 above in accordance with Section 5.07(a) of the Credit Agreement.

ANNEX A

SCHEDULE 1.01A

SCHEDULE 1.01A

COMMITMENTS AND APPLICABLE PERCENTAGES1

Lender	Tranche A Term Commitment	Tranche B Term Commitment	Tranche C Term Commitment	Revolving Commitment	Tranche A Term Facility Applicable Percentage	Tranche B Facility Applicable Percentage	Tranche C Facility Applicable Percentage	Revolving Facility Applicable Percentage
JPMorgan Chase Bank, N.A.	$5,000,000	$1,400,000	$2,000,000	$1,200,000	40%	40%	40%	40%
Capital One, National Association	$3,125,000	$875,000	$1,250,000	$750,000	25%	25%	25%	25%
Texas Capital Bank, National Association	$3,125,000	$875,000	$1,250,000	$750,000	25%	25%	25%	25%
Southwest Bank	$1,250,000	$350,000	$500,000	$300,000	10%	10%	10%	10%
Total	$12,500,000	$3,500,000	$5,000,000	$3,000,000	100.000000000%	100.000000000%	100.000000000%	100.000000000%

[1]	The Tranche A Term Commitments, the Tranche B Term Commitments and the Tranche C Term Commitments were fully funded on the Closing Date and have terminated.

ANNEX B

FORM OF COMPLIANCE CERTIFICATE